UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2012
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Base Salary Increases

On February 1, 2012, the Board of Directors (the “Board”) of Tesoro Corporation (the “Company”) approved base salary adjustments for the Chief Executive Officer, and the Compensation Committee of the Board (the “Compensation Committee”) approved base salary adjustments for the other named executive officers, effective March 2, 2012, as follows:

Named Executive Officers & Title	New Base Salary
Gregory J. Goff, President and Chief Executive Officer	$1,200,000
G. Scott Spendlove, Senior Vice President and Chief Financial Officer	$483,000
Charles S. Parrish, Executive Vice President, General Counsel and Secretary	$517,500
Claude A. Flagg, Senior Vice President, Strategy and Business Development	$434,700

2011 Incentive Compensation Payments

On February 1, 2012, the Board approved the payment under the 2011 Incentive Compensation Program (the “2011 ICP” or the “2011 Program”) for our Chief Executive Officer, and the Compensation Committee approved payments under the 2011 ICP for our other named executive officers, as follows:

Named Executive Officers	2011 Annual Bonus Payment
Gregory J. Goff	$1,879,000
G. Scott Spendlove	$433,320
Charles S. Parrish	$573,650
Claude A. Flagg	$472,017

2012 Incentive Compensation Program

On February 1, 2012, the Compensation Committee approved the terms of the 2012 Incentive Compensation Program (the “2012 ICP” or the “2012 Program”). In addition, the Board approved the target payout for our Chief Executive Officer and the Compensation Committee approved the target payouts for our other named executive officers.  Similar to the 2011 Program, the 2012 Program consists of two equally weighted components: Corporate and Business Unit performance outlined below. The performance results of the Company and the individual business units may be adjusted to take into account unbudgeted business decisions, unusual or non-recurring items, and other factors, as approved by the Compensation Committee, to determine the total amount, if any, available under the 2012 ICP. The Compensation Committee also has discretion to adjust individual awards based on their assessment of an individual executive's performance relative to successful achievement of goals, business plan execution, and other leadership attributes.

Component 1 - Corporate Performance - weighted as 50% of total bonus opportunity measured against target with the range of outcomes between 0% to 200%. Corporate performance metrics include the following:

•
Achievement of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) measured on a margin neutral basis (this is the most heavily weighted metric, constituting 50% of the bonus opportunity for the corporate performance component)

•	Safety - Targeted improvement in recordable incidents

•	Process Safety Management - Targeted improvement in the number of process safety incidents

•	Environmental - Targeted improvement in the number of environmental incidents

•	Cost Management - Measurement of non-capital cash expenditure versus budget (this metric constitutes 35% of the bonus opportunity for the corporate performance component)

Component 2 - Business Unit Performance - weighted as 50% of total bonus opportunity measured against target with the range of outcomes between 0% to 200%. Business Unit performance is measured through balanced scorecards with performance metrics including, but not limited to:

•	Safety and Environmental

•	Cost Management

•	Improvements in EBITDA

•	Business improvement and value creation initiatives

The business units used for each of the named executive officers other than the Chief Executive Officer and the target payout amounts are as follows:

Named Executive Officers	Business Unit	Total Target Payout Amount*
Gregory J. Goff	N/A	125%
G. Scott Spendlove	Finance and Accounting	70%
Charles S. Parrish	Legal and Government Relations	70%
Claude A. Flagg	Strategy and Business Development	65%

*Percentage to be applied to base salary earnings during the 2012 calendar year.

Form Agreement for 2012 Awards Under the Company's 2011 Long-Term Incentive Plan

On February 1, 2012, the Compensation Committee approved (1) the form of 2012 Grant Letter (the “PS Grant Letter”) pursuant to which Performance Shares were issued under the Company's 2011 Long-Term Incentive Plan (the “Plan”) as well as the related Summary of Key Provisions for Performance Share Awards Granted (the “PS Key Provisions”) and (2) the form of 2012 Grant Letter (the “MSU Grant Letter”) pursuant to which market stock units were issued under the Plan, as well as the Summary of Key Provisions for Market Stock Unit Award Granted (the “MSU Key Provisions”). These documents were used to set forth the terms of 2012 grants of performance shares and market stock units to certain participants under the Plan, including the Company's named executive officers.
The PS Key Provisions contemplate that performance shares of the Company's common stock contingent upon the achievement of certain performance goals will vest at the end of the 36 month performance period which lasts from January 1, 2012 through December 31, 2014. Upon vesting at the end of the performance period, awards will be adjusted based on achievement of the applicable performance conditions.
The MSU Grant Letter and MSU Key Provisions contemplate that market stock units pursuant to which shares of the Company's common stock will be earned at vesting based on stock price performance will vest at the end of the 36 month performance period which lasts from February 1, 2012 through February 1, 2015. Upon vesting at the end of the performance period, the number of shares earned will be adjusted by multiplying the factor of the average closing stock price for the 30 days prior to the vesting date over the average closing stock price for the 30 days prior to the grant date.
The foregoing description is qualified in its entirety by reference to the actual terms of the PS Grant Letter, PS Key Provisions, MSU Grant Letter and MSU Key Provisions, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

Grant of Awards to Named Executive Officers

On February 1, 2012, the Board approved the following grants of awards to the Chief Executive Officer and the Compensation Committee approved the following grants of awards to the other named executive officers:

Grants of Awards to Named Executive Officers

Named Executive Officers & Title	Number of Performance Shares	Number of Market Stock Units
Gregory J. Goff	118,000	88,000
G. Scott Spendlove	20,000	15,000
Charles S. Parrish	18,000	14,000
Claude A. Flagg	19,000	14,000

Item 9.01	Financial Statements and Exhibits.
     d)   Exhibits.

10.1	Tesoro Corporation 2012 Performance Share Award Grant Letter.
10.2	Tesoro Corporation 2012 Market Stock Unit Award Grant Letter.
10.3	Tesoro Corporation Performance Share Awards Granted in 2012 Summary of Key Provisions.
10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2012 Summary of Key Provisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 7, 2012

TESORO CORPORATION
By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description
10.1	Tesoro Corporation 2012 Performance Share Award Grant Letter.
10.2	Tesoro Corporation 2012 Market Stock Unit Award Grant Letter.
10.3	Tesoro Corporation Performance Share Awards Granted in 2012 Summary of Key Provisions.
10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2012 Summary of Key Provisions.